Filed under Rule 497(c)
File Nos. 333-133512 and 811-02733

The Salomon Brothers Fund Inc

Class O Shares

PROSPECTUS

October 6, 2006

The Securities and Exchange
Commission has not
approved or disapproved
these securities or passed
upon the adequacy of this
prospectus. Any
representation to the contrary
is a criminal offense.

[Insert Legg Mason logo]

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

The Salomon Brothers Fund Inc

Contents

Investments, risks and performance	1

More on the fund’s investments	6

Management	11

Buying shares	14

Redeeming shares	15

Other things to know about share transactions	17

Dividends, distributions and taxes	19

Share price	21

Financial highlights	23

You Should Know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Prior to June 30, 2006, this fund operated as a closed-end investment company.

Investments, risks and performance

Investment objectives

The fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective. The fund may not change its investment objectives without shareholder approval.

Principal investment strategy

Key investments

The fund invests primarily in common stock or securities convertible into common stock of companies in industries the manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential. The fund retains flexibility in the management of its portfolio, however, without restrictions as to the proportion of assets which may be invested in any classes of securities, except as noted below.

Generally, the fund invests in securities of U.S. issuers, but the fund may invest up to 25% of its assets in foreign securities. These securities may be denominated and traded in foreign currencies and may be traded in the U.S. or on international stock exchanges. The fund may invest up to 25% of its net assets in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality.

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Selection process

The fund intends to pursue both growth and conservation of capital while generally maintaining a rather fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital. The manager looks for companies it believes are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. The manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure.

The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the Standard & Poor’s 500 Index of Composite Stocks (“S&P 500 Index”). The manager uses fundamental analysis to identify high-quality companies—companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices—and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The manager favors companies with above-average growth in dividend yields because the manager believes this shows responsible use of capital on the part of the companies. The fund invests for the longer term. The manager, however, continues to reappraise the fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the fund’s investment policy.

The manager’s sell discipline is the result of its regular review of the fund’s portfolio holdings. If a company’s fundamentals deteriorate or its business fails to meet the manager’s growth expectations or the manager’s expectations for conservation of capital, the analyst and the portfolio manager evaluate the stock as a sale candidate. The manager continually assesses the risk and reward profile of companies in the portfolio. The manager generally will reduce a position as risk reward becomes less favorable. The manager generally will eliminate a position whose valuation becomes excessive or unsustainable. The manager may also sell a stock to substitute a similar company with a materially better risk reward.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

  Stock prices decline generally or stocks perform poorly relative to other types of investments
  Large capitalization companies fall out of favor with investors
  An adverse event, such as negative press reports about a company in the fund’s portfolio, depresses the value of the company’s securities

  There is greater volatility of share price because of the fund’s ability to invest in small and medium capitalization companies. Investing in small and medium capitalization companies involves a substantial risk of loss. Compared to large capitalization companies, small and medium capitalization companies and the market for their securities are more likely to:

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    Be more sensitive to changes in earnings results and investor expectations
    Have more limited product lines, capital resources and management depth
    Experience sharper swings in market values
    Be harder to sell at the times and prices the manager believes appropriate
    Offer greater potential for gain and loss

  Companies in which the fund invests suffer unexpected losses or lower than expected earnings
  The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
  The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities

  High yield securities are considered speculative because they have a higher risk of issuer default and, compared to investment grade securities, tend to have:

    More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments
    Greater risk of loss due to default or declining credit quality
    Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
    Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity

  Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
    Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices
    Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable
    Economic, political and social developments significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers

Who may want to invest

The fund may be an appropriate investment if you:

  Are seeking to participate in the long-term growth potential of the U.S. stock market
  Are willing to accept the risks of the stock market

Performance information

On June 30, 2006, the fund converted from a closed-end investment company to an open-end investment company with the same investment objectives and substantially similar investment strategies. Shares of the closed-end fund outstanding at the time of the conversion were designated Class O shares. The information in the total return bar chart and comparative performance table is for the closed-end fund.

The following shows summary performance information for the fund (as a closed-end fund) in a bar chart and an Average Annual Total Returns table based on the fund’s net asset value per share. The information provides an indication of the historical risks of investing in the fund (as a closed-end fund) by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The fund’s total return for the six months ended June 30, 2006 based on the fund’s net asset value per share was 0.82%.

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Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 19.96% in 4th quarter 1998.

Lowest: (17.80)% in 3rd quarter 2002.

Average Annual Total Returns (calendar years ended December 31, 2005)

				Inception
Class O Shares as Closed-End Fund Shares	1 year	5 years	10 years	Date

Return before taxes	4.41%	0.72%	9.34%	9/24/29
Return after taxes on distributions(1)	3.90%	0.24%	6.91%	9/24/29
Return after taxes on distributions and sale of
fund shares	2.86%	0.35%	6.99%	9/24/29
S&P 500 Index (2)	4.91%	0.54%	9.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2) The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

Shareholder Fees	Class O Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	Not Applicable
Maximum deferred sales charge (load) (as a % of the lower of net
asset value at purchase or redemption)	Not Applicable
Redemption Fee(3)	0.75%

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Annual Fund Operating Expenses
(expenses deducted from fund assets)	Class O Shares
Management fee(4)(5)(6)	0.53%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.58%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the period shown
  Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
  You reinvest all distributions and dividends without a sales charge
  The fund’s operating expenses remain the same
Number of Years You Own Your Shares	1 year	3 years	5 years	10 years

Your costs would be:
Class O shares (no redemption)	$59	$186	$324	$726
Class O shares (redemption at end of period) (7)	$134	$186	$324	$726

(3) Applies to Class O Shares held on June 30, 2006, the date of the conversion of the fund from a closed-end investment company to an open-end investment company, and redeemed within 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

(4) The management fee may be increased or decreased based on the performance of the fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i) ¼ of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding the end of the calendar quarter. Under the current break point fee structure for the base fee, if the assets of the fund decrease, the base fee increases and the starting point for the performance adjustment increases.

If the amount by which the fund outperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is ¼ of 0.10%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the fund’s historical performance during a rolling one-year period preceding the time at which it is assessed.

If the fund’s assets were to rapidly decline and the fund underperformed the S&P 500 Index, the manager could owe the fund money.

(5) The fund has a management fee schedule that reduces the fee payable on assets in excess of $350 million as follows: 0.650% on assets up to $350 million, 0.550% on assets between $350 million and $500 million, 0.525% on assets between $500 million and $750 million, 0.500% on assets between $750 million and $1 billion and 0.450% on assets in excess of $1 billion.

(6) The current management fee is based on the historical performance of the fund as a closed-end fund.

(7) Assumes that the 0.75% redemption fee applies to all shares redeemed. This redemption fee applies only to shares held on June 30, 2006, the date of the conversion of the fund from a closed-end investment company to an open-end investment company, and redeemed within 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

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More on the fund’s investments

Principal investments

Equity securities

The fund may invest in all types of equity securities and may invest in companies of all sizes. Traditionally, however, the fund principally invests in common stock of large-capitalization companies.

Equity securities the fund invests in may include exchange traded and over-the-counter common and preferred stocks, securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.

Although the fund’s portfolio usually will consist of equity securities listed on the New York and other stock exchanges, issues traded in the over-the-counter market may also be purchased and held to the extent deemed advisable by the fund’s management.

Common stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred stock. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.

Convertible securities. Convertible securities are typically preferred stocks that are convertible into common stocks at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the

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market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Exchange-traded funds. The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). The fund invests in both creation units and retail classes of ETF shares. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

Like mutual funds, ETFs have expenses, including advisory fees paid by ETF holders, and, as a result, an investor is subject to a duplicative level of fees if the fund invests in ETFs.

Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Foreign securities

The fund may invest up to 25% of its assets in foreign securities. These securities may be denominated and traded in foreign currencies, and may be traded in the United States or on international stock exchanges. Many foreign securities may be less liquid and their prices more volatile than securities of comparable U.S. companies. Other risks of investing in foreign securities include less governmental supervision and regulations with respect to the issuance of such securities as compared to the United States, less available information concerning foreign issuers than U.S. issuers and higher brokerage commissions and longer transaction settlement periods as compared to the United States. In addition, with respect to some foreign countries there is the possibility of nationalization, expropriation or confiscatory taxation. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in foreign securities. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the fund than is available concerning U.S. companies. Other risks associated with investments in foreign securities include limitations on the removal of securities, property or other assets of the fund, difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability, and diplomatic developments that could adversely affect the fund’s investments in companies located in foreign countries.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries

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require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Debt obligations

The fund may invest its assets in non-convertible bonds, debentures, notes or other evidences of indebtedness whether for the short or long term or hold a portion of its assets in cash, government securities or other types of securities, whenever the fund’s manager deems such investments advisable. The fund may invest in debt obligations, which are securities used by issuers to borrow money, when the manager believes they may be useful for the purposes of generating income and growth of capital. The manager analyzes the credit quality of unrated securities similarly to how it analyzes equity investments (reviewing the business model and cash flows and talking to management) and then makes a quality determination. This analysis is done by the manager with the assistance of research analysts. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations are described below.

High yield, lower quality securities

The fund may invest up to 25% of its net assets in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debts, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Non-principal investments

The fund may also use other strategies and invest in other securities that are described below and in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Repurchase agreements

The fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. When the fund enters into a repurchase agreement, it is in effect lending money. The fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) based on guidelines established by the fund’s Board of Directors, are deemed creditworthy. LMPFA will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

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Securities lending

The fund may lend portfolio securities representing up to one-third of the value its of total assets in order to increase its net investment income but has no current intention to. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Derivatives and hedging techniques

In order to enhance returns, reduce risks, and manage taxes and cash flows, the fund may invest in derivatives. The fund also uses several derivative strategies (such as options or index options) to hedge market risks (such as broad or specific market increments, interest rates and currency exchange rates) and cash flows and to seek to increase the fund’s income or gain, including the purchase of calls, puts and collars. The fund may own “in the money” calls on the S&P 500 Index, funded by a combination of cash, high yield bonds and convertible bonds (“in the money” means the value of the underlying instrument or stock index exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option). This strategy keeps the fund fully invested, while giving it the flexibility to easily manage the volatile cash flows that occur when the fund pays its capital gains distributions. “In the money” call options on the S&P 500 Index fall less than the market does when the value of the S&P 500 Index nears or falls below the strike price of the option. Therefore this strategy should make the fund less volatile than the S&P 500 Index in the event of a severe market decline. The fund also owns puts on the S&P 500 Index. This strategy will protect against a decline in the fund’s return in the event of a market decline. The fund writes covered calls in order to increase its returns. Both of these strategies should make the fund less volatile than the S&P 500 in the event of a market decline.

The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

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Borrowing

The fund may borrow to meet redemption requests. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund's shares.

Defensive investing

During adverse market, economic, political or other conditions, the fund’s management may deem it advisable to invest varying portions of the fund’s assets in fixed income securities or to hold substantial amounts of cash or its equivalent. These investments may be inconsistent with the fund’s investment objectives and principal investment strategies. To the extent that the fund invests defensively, it is unlikely the fund will achieve its investment objectives.

The manager expects to hold a higher-than-normal percentage of cash during the period immediately following the fund’s conversion from a closed-end fund to an open-end fund in anticipation of heavier-than-normal redemption requests.

Percentage limitations

Any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason. The fund will comply with any percentage limitations imposed on the fund by the Investment Company Act of 1940, as amended (e.g., borrowing restrictions) or by SEC staff positions (e.g., percentage limitations on illiquid securities).

Trading frequency

Although the fund generally invests for the longer term, the fund may engage in active and frequent trading, resulting in high portfolio turnover, in order to achieve its investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

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Management

Manager and subadviser

The fund’s investment manager is Legg Mason Partners Fund Advisor, LLC. The manager’s address is 399 Park Avenue, New York, NY 10022. The manager oversees the fund’s operations and provides administrative services.

In order to assist it in carrying out its investment management responsibilities, the manager has retained ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) to render advisory services to the fund and manage the fund’s portfolio. The manager pays the fees of the subadviser.

ClearBridge, established in 2005 and a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acts as investment adviser to individuals, institutions, mutual funds, pension and profit sharing plans, charitable organizations, state and municipal entities and others. The address of ClearBridge is 399 Park Avenue, New York, NY 10022. Prior to October 1, 2006, ClearBridge was known as CAM North America, LLC.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company.

Michael Kagan, investment officer of the manager and co-director of research for ClearBridge, has been responsible for the day-to-day management of the fund’s portfolio since 1995. Mr. Kagan has been with the manager since 1994.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of fund securities.

Management fee

For the fiscal year ended December 31, 2005, the manager received a fee of 0.53% of the fund’s average daily net assets after accounting for voluntary expense limitations and/or reimbursements.

The fund has a management fee schedule that reduces the fee payable on assets in excess of $350 million as follows: 0.650% on assets up to $350 million, 0.550% on assets between $350 million and $500 million, 0.525% on assets between $500 million and $750 million, 0.500% on assets between $750 million and $1 billion and 0.450% on assets in excess of $1 billion. The management fee may be increased or decreased based on the performance of the fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i) ¼ of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding the end of the calendar quarter. Under the current break point fee structure for the base fee,

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if the assets of the fund decrease, the base fee increases and the starting point for the performance adjustment increases.

If the amount by which the fund outperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is ¼ of 0.10%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

The base fee is calculated based on average daily net assets over the most recent quarter while the performance adjustment is based on average daily net assets over a one-year period. The performance adjustment, therefore, is based in part on the fund’s historical performance during a rolling one-year period preceding the time at which it is assessed.

If the fund’s assets were to rapidly decline and the fund underperformed the S&P 500 Index, the manager could owe the fund money.

A discussion regarding the basis for the Board of Director’s approval of the fund’s management agreement is available in the fund’s Semi-annual Report for the period ended June 30, 2006.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), a registered broker-dealer, serve as the fund’s distributors.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent” or “PFPC”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

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Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s

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Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Buying shares

Additional Class O shares of the fund are only offered to holders of common stock of the fund on the conversion of the fund from a closed-end fund to an open-end fund. There are no initial or deferred sales charges on the Class O shares. The fund will, however, charge a redemption fee equal to 0.75% of the aggregate net asset value of the Class O shares held on June 30, 2006, the date of the fund’s conversion to an open-end fund, and redeemed during the first 12 months following that date. The redemption fee will be retained by the fund to cover, among other things, administrative, trading and other costs relating to redemption, which costs would otherwise be borne by the fund’s remaining shareholders. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.

Through a	You should contact your Service Agent to open a brokerage account and make
Service Agent	arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Qualified retirement plans and certain other investors who are clients of certain Service
Agents are eligible to buy shares directly from the fund.
• Write to the fund at the following address to open an account or buy shares:
The Salomon Brothers Fund Inc
Class O Shares
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
• Enclose a check to pay for the shares.

• For more information, please call Shareholder Services at 800-451-2010.

Through a systematic	You may authorize your Service Agent or the transfer agent to transfer funds
investment plan	automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred should be at least: $25 monthly or
$50 quarterly.
• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the
SAI.

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Redeeming shares

If you hold your shares through a Service Agent (as defined below), that Service Agent may have its own redemption procedures, and may charge you certain fees that are not described here. Please consult your Service Agent.

Generally	Contact your broker/dealer, financial intermediary or financial institutions (each called a
“Service Agent”) to redeem shares of the fund.
If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.
Requests received by the fund or the transfer agent after the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) are priced at the net asset value next determined after receipt. If the fund or the transfer agent receives requests in good order prior to the close of regular trading of the NYSE, they will receive the price at the net asset value determined that day. If you hold your shares through a
Service Agent, you may transmit your redemption request to that Service Agent.
Redemption orders received by your Service Agent before the close of regular trading on the
NYSE and which are timely transmitted to the transfer agent are effective that day. If they are not timely transmitted you will receive the price at the net asset value next determined after receipt. It is the responsibility of your Service Agent to transmit orders on a timely basis to the transfer agent. Your Service Agent may charge you a fee for executing your order.
Proceeds from the redemption of Class O Shares held on June 30, 2006, the date of the fund’s conversion to an open-end fund, will be reduced by the redemption fee for the first 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006.
Your redemption proceeds normally will be sent within three business days after your request is received in good order. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

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By mail	For accounts held directly at the fund, send written requests to the fund to:
The Salomon Brothers Fund Inc
c/o PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

Your written request must provide the following:
The name of the fund and account number The class of shares and the dollar amount or number of shares to be redeemed Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares by telephone in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call
800-451-2010 between 8:30 a.m. and 4:30 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

For more information, contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

  Name of the fund
  Account number
  Class of shares being redeemed
  Dollar amount or number of shares being redeemed
  Signature of each owner exactly as the account is registered
  Other documentation required by the transfer agent

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

  Are redeeming over $50,000
  Are sending signed share certificates or stock powers to the transfer agent
  Instruct the transfer agent to mail the check to an address different from the one on your account
  Changed your account registration
  Want the check paid to someone other than the account owner(s)
  Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

The fund has the right to:

  Waive or change minimum and additional investment amounts
  Suspend the offering of shares
  Reject any purchase order
  Suspend telephone transactions
  Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Redemptions in kind

If the Board determines that it is in the best interests of the shareholders of the fund, the fund may make payment for fund shares in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. Although any in kind distribution would consist primarily of liquid securities, it may also include illiquid securities to the extent the fund’s portfolio contains them. Shareholders may not be able to sell illiquid securities that they receive as part of an in kind distribution. The Board would generally expect to redeem in kind any redemption request of $5,000,000 or more. The redeeming shareholder must pay transactions costs to sell these securities and will bear the market risk associated with the securities until they are converted into cash.

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Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed, you will not be eligible to have your account subsequently reinstated. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund does not accommodate frequent purchases and redemptions and may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange request or purchase of fund shares with or without prior notice to the account holder. If an exchange request is denied the shareholder may redeem the shares or continue to hold them. In cases where surveillance of a particular account establishes what the manager believes to be obvious market-timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan

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administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. Like regular accounts, the fund may limit additional exchanges or purchases by omnibus accounts when the manager believes the omnibus account is engaging in abusive trading activities. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Additionally, certain types of omnibus accounts, such as 401(k) accounts, may not be terminated unless a replacement investment is provided to the 401(k) plan. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes.

Share certificates

Share certificates for the fund will no longer be issued. Shareholders who retain share certificates will be required to surrender their share certificates to the fund’s transfer agent before they can redeem shares represented by those certificates. All shareholders are encouraged to surrender their certificates regardless of whether they intend to redeem their shares.

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends from its net investment income, if any, on a quarterly basis. The Board intends to distribute annually any net capital gains (the excess of net long-term capital gains over net short-term capital losses). The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested

19

distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your own responsibility. The federal income tax treatment of redemptions and distributions is summarized in the following table:

Transaction	Federal income tax status

Redemption of shares	Usually capital gain or loss; long-term only if shares
owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net	Ordinary income (except in the case of dividends
short-term capital gain)	attributable to “qualified dividend income”, as discussed

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and net capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends of investment company taxable income (which includes short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of a portion of your distributions, dividends, and, redemption proceeds.

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Share price

You may buy or redeem shares at the net asset value, less any applicable sales charge or redemption fee, next determined after receipt by the fund, the transfer agent or a Service Agent of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open. As of the date of this prospectus, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. The fund calculates its net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Board of the fund has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund board. The Board has delegated certain valuation functions for the fund to the manager. The manager performs the following valuation functions on behalf of the fund, among others, (i) reviews prices provided by the custodian on a daily basis to help ensure valuations are reasonable, including a review to check whether there have been any variances in day-over-day prices of individual securities; (ii) maintains a Valuation Committee that meets as often as necessary in order to determine prices for portfolio securities that require fair valuation, often on a daily basis. In addition, the Valuation Committee is pre-scheduled to meet on a monthly basis to provide an overall review of the determinations made during the previous month and to discuss other issues of general interest and importance; (iii) identifies the need to fair value. A security must be fair valued when market quotes are not readily available (including when deemed not to be readily available by reason of a significant event, when a price cannot be received from an authorized pricing service or a national securities exchange or the Valuation Committee has determined that such price is not reliable, or when a single broker quote cannot be obtained from a market maker or where the Valuation Committee has determined that such quote is not reliable; (iv) when a security that has been valued on a fair value basis is sold, the manager, at least monthly, compares the sale price of the security to previous quotes to ensure that the sales price is comparable to the price at which the security was last valued. The manager reports to the Valuation Committee at the next monthly Valuation Committee meeting any material variances; (v) makes liquidity determinations; (vi) provides periodic reports to the Board from the Valuation Committee on valuation processes and procedures, including fair value pricing, illiquid securities and other matters; (vii) provides ongoing monitoring for reasonableness of valuations; and (viii) maintains records of valuations and Valuation Committee meetings. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the fund.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12:00 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if

21

such closing prices are not otherwise available, the market price is typically determined by the independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable—such as securities of small capitalization companies or, securities of issuers located in emerging markets or high yield securities (junk bonds) and the Board may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid—such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy or redeem shares of the fund at that day’s price, your order must be placed with the fund, the transfer agent or a Service Agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy or redeem shares to the fund’s transfer agent on a timely basis.

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Financial highlights

The financial highlights table shows the fund’s financial history (as a closed-end fund) for the past five years and is intended to help you understand the performance of the fund (as a closed-end fund) for the past five years. On June 30, 2006, the fund converted from a closed-end investment company to an open-end investment company with the same investment objective and substantially similar investment strategies. Shares of the closed-end fund outstanding as of that date were designated Class O shares of the fund.

Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm. The information for the six months ended June 30, 2006 has been derived from the fund’s unaudited financial statements, which are included in the semi-annual report (available upon request).

			Year Ended December 31,
	Six Months Ended June 30, 2006 (unaudited)
Class O Shares			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$15.61		$15.16	$14.04	$10.75	$14.07	$16.27
Income (Loss) From Operations:
Net investment income	0.08		0.15	0.21	0.13	0.11	0.11
Net realized and unrealized gain (loss)	0.05	†	0.52	1.04	3.28	(3.26)	(1.87)
Total Income (Loss) From Operations	0.13		0.67	1.25	3.41	(3.15)	(1.76)
Gain From Repurchase of Treasury Stock	—		—	0.01	0.01	0.01	—
Less Distributions From:
Net investment income	(0.08)		(0.22)	(0.14)	(0.13)	(0.11)	(0.11)
Net realized gains	—		—	—	—	(0.07)	(0.33)
Total Distributions	(0.08)		(0.22)	(0.14)	(0.13)	(0.18)	(0.44)
Net Asset Value, End of Year	$15.66		$15.61	$15.16	$14.04	$10.75	$14.07
Market Price, End of Year	$15.49		$15.08	$13.00	$12.03	$9.12	$12.42
Total Return, Based on NAV(1)	0.82	%†	4.41%	8.99%	31.96%	(22.47)%	(10.98)%
Total Return, Based on Market Price(2)	3.24%		17.76%	9.24%	33.47%	(25.36)%	(21.20)%
Net Assets, End of Year (millions)	$1,554		$1,548	$1,505	$1,404	$1,082	$1,420
Ratios to Average Net Assets:
Gross expenses	0.57	%(3)	0.58%	0.62%	0.64%	0.62%	0.62%
Net expenses	0.56	(3)(4)	0.58	0.62	0.64	0.62	0.62
Net investment income	1.02	(3)	0.97	1.46	1.12	0.86	0.76
Portfolio Turnover Rate	22%		53%	44%	62%	47%	61%

(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(2) The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3) Annualized.

(4) Reflects fee waivers and/or expense reimbursements.

† The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 0.76% . The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

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Key Definitions

“CAM” means Citigroup Asset Management, the business unit that includes the former asset management business of Citigroup, which included Salomon Brothers Asset Management Inc (now ClearBridge Asset Management Inc.), the fund’s former investment adviser, which Citigroup sold to Legg Mason in 2005.

“Citigroup” means Citigroup Inc.

“ClearBridge” or the “subadviser” means ClearBridge Advisors, LLC, the fund’s subadviser.

“FDIC” means the Federal Deposit Insurance Corporation.

“Legg Mason” means Legg Mason, Inc.

“LMPFA” or the “manager” means Legg Mason Partners Fund Advisor, LLC, the fund’s investment manager.

“NYSE” means the New York Stock Exchange.

“PFPC” or the “transfer agent” means PFPC Inc., the fund’s transfer agent and shareholder servicing agent.

“S&P 500 Index” means the Standard & Poor’s 500 Index of Composite Stocks.

“SAI” means the Statement of Additional Information.

“SBFM” means Smith Barney Fund Management LLC.

“SEC” means the Securities and Exchange Commission.

“Service Agent” means a broker/dealer, financial intermediary or financial institution through which you may hold shares of the fund.

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The Salomon Brothers Fund Inc

Additional Information about the fund

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of the fund’s prospectus, statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund operated as a closed-end fund until June 30, 2006.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010 or by writing to the fund at 125 Broad Street, New York, NY, 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company File No. 811-02733)

SAM 0890
09/06

October 6, 2006

STATEMENT OF ADDITIONAL INFORMATION

THE SALOMON BROTHERS FUND INC
125 Broad Street
New York, New York 10004
(800) SALOMON
(800) 725-6666

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the current prospectus of The Salomon Brothers Fund Inc (the “fund”), dated October 6, 2006, as amended or supplemented from time to time (the “Prospectus”) and should be read in conjunction with the Prospectus. The Prospectus and copies of the fund’s reports may be obtained without charge by contacting a broker-dealer, financial intermediary or financial institution that has entered into an agreement with the fund’s distributors or a distributor’s financial consultants (each, a “service agent”), by calling the fund at 800-451-2010, or by writing the fund at 125 Broad Street, New York, New York 10004. This SAI, although not in itself a Prospectus, is incorporated by reference in its entirety into the fund’s Prospectus.

On June 30, 2006, the fund converted from a closed-end investment company to an open-end investment company with the same investment objective and substantially similar investment strategies. Shares of the closed-end fund outstanding at the time of the conversion were designated Class O shares.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE PROSPECTUS

MANAGEMENT OF THE FUND

Directors and Officers

The fund is supervised by the Board of Directors of the fund, at least 75% of whom are not affiliated with the manager.

The Directors and officers of the fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the fund complex the Directors oversee, and other board memberships they hold are set forth below. The address of each Director and officer, unless otherwise indicated, is c/o R. Jay Gerken, 125 Broad Street, New York, New York 10005. Each Director and officer holds office for his lifetime, unless that individual resigns, retires or is otherwise removed.

Each interested Director and officer is interested by virtue of that individual’s position with the manager or its affiliates (including ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) and Western Asset Management Company), described in the table below.

					Other Board
					Memberships
		Term of		Number of	Held by
		Office(1) and		Portfolios in Fund	Director
	Position(s) with	Length of	Principal Occupation(s) During	Complex Overseen	During Past
Name and Year of Birth	fund	Time Served	Past 5 Years	by Director (2)	Five Years

Non-interested
Directors:

Andrew L. Breech	Director	Since 1991	President, Dealer Operating Control	3	None
Birth Year: 1952			Service, Inc. (automotive
			management) (since 1985)

Carol L. Colman	Director	Since 1992	President, Colman Consulting Co.	37	None
Birth Year: 1946

William R. Dill	Director	Since 1985	President, Maine College of Art	3	None
Birth Year: 1930			(since 2005); Educational Consultant;
			formerly, retired

William R. Hutchinson	Director	Since 2003	President, W.R. Hutchinson &	44	Director,
Birth Year: 1942			Associates Inc. (consulting); formerly,		Associated
			Group Vice President, Mergers and		Banc-Corp.
			Acquisitions, BP Amoco p.l.c.

Thomas F. Schafly	Director	Since 1986	Of Counsel, Blackwell Sanders Peper	3	None
Birth Year: 1948			Martin LLP (law firm) (since 1984);
			President, The Saint Louis Brewery,
			Inc. (brewery) (since 1989)

(1)	Indicates the date when a Director began to hold office for the fund (as a closed-end fund). When operating as an open-end fund, each Director holds office for an indefinite term until the earlier of (a) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (b) a Director resigns or dies or (c) his or her term as a Director is terminated in accordance with the fund’s charter documents. Each Director was elected to serve as a Director of the open-end fund at a Special Meeting of the Shareholders held on May 1, 2006.

(2)	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Other Board
Memberships
				Number of	Held by
				Portfolios in Fund	Director
	Position(s) with	Length of	Principal Occupation(s) During	Complex Overseen	During Past
Name and Year of Birth	fund	Time Served	Past 5 Years	by Director[1]	Five Years

Interested Director:

R. Jay Gerken, CFA	President,	Since 2002	Managing Director of Legg Mason &	169	Trustee, 11 portfolios of Consulting Group
Birth Year: 1951	Chairman,		Co., LLC; President and		Capital Markets Funds
	Chief Executive		Chief Executive Officer of Smith
	Officer and Director		Barney Fund Management LLC
(“SBFM”) and Citi Fund Management
Inc. (“CFM”); President and Chief
Executive Officer of certain mutual
funds associated with the manager or its
affiliates; formerly, Chairman, President
and Chief Executive Officer of Travelers
Investment Adviser, Inc. (“TIA”)
(1996-2001), Portfolio Manager of
Smith Barney Allocation Series Inc.
(1996-2001) and Smith Barney
Growth and Income Fund (1996-
2001); Chairman of the Board, Trustee
or Director of 169 funds associated with
the manager or its affiliates

Officers:

Robert I. Frenkel	Secretary and	Since 2003	Managing Director and	N/A	N/A
Birth Year: 1954	Chief Legal		General Counsel, Global
	Officer		Mutual funds for Legg Mason
& Co., LLC or its predecessors
(since 2000); Officer of Citigroup
Asset Management (“CAM”)
(1994-2005); Secretary of CFM
(1999-2004); Secretary of
certain mutual funds associated
with the manager or its affiliates;
Chief Legal Officer of certain
mutual funds associated with
the manager or its affiliates

Barbara J. Allen	Assistant	Since 2004	Director and Associate General	N/A	N/A
Birth Year: 1957	Secretary		Counsel, Legg Mason & Co., LLC or
its predecessors (since 2005);
Vice President, CAM (1999-2005);
Assistant Secretary of certain
mutual funds associated with the
manager or its affiliates

Ted P. Becker	Chief Compliance	Since 2006	Managing Director of Compliance at	N/A	N/A
Birth Year: 1951	Officer		Legg Mason & Co., LLC or its
predecessors (since 2005); Chief
Compliance Officer with certain mutual
funds associated with the
manager or its affiliates (since 2006);
Managing Director of Compliance
at CAM (2002-2005); Prior to 2002,
Managing Director — Internal Audit
& Risk Review at Citigroup Inc.

John Chiota	Chief Anti-	Since 2006	Vice President of Legg Mason & Co., LLC	N/A	N/A
Birth Year: 1968	Money		or its predecessors (since 2004); Chief
	Laundering		Anti-Money Laundering Compliance
	Compliance		Officer of certain mutual funds associated with
	Officer		the manager or its affiliates (since 2006);
Prior to August 2004, Chief AML
Compliance Officer with TD Waterhouse

				Number of	Other Board
		Length of		Portfolios in	Memberships
	Position(s) with	Time	Principal Occupation(s)	Fund Complex	Held During
Name and Year of Birth	fund	Served	During Past 5 Years	Overseen	Past Five Years

Officers (cont’d):
Frances M. Guggino	Treasurer and	Since 2004	Director of Legg Mason &	N/A	N/A
Birth Year: 1957	Chief Financial		Co., LLC or its predecessors;
	Officer		Treasurer and/or Controller of
certain mutual funds associated with
	Controller	2002-2004	the manager or its affiliates
(since 1991)

Michael Kagan	Executive Vice	Since 2001	Co-Director of Research for	N/A	N/A
Birth Year: 1954	President		ClearBridge (since 2006);
Managing Director of the
manager or its affiliates

Wendy S. Setnicka	Controller	Since 2004	Vice President of Legg Mason &	N/A	N/A
Birth Year: 1964			Co., LLC or its predecessors;
(since 2002); Assistant Vice
President, CAM (1998-
2002); Officer of certain mutual
funds associated with the
manager or its affiliates

The business affairs of the fund are managed by or under the direction of the Board of Directors.

The Board of Directors has a standing Audit Committee comprised of all of the Directors who are not “interested persons” of the fund, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purpose of the Board’s Audit Committee is to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Directors, for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by its independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met five times.

The Board has a standing Nominating Committee comprised of all Directors who are not “interested persons” of the fund within the meaning of the 1940 Act. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will accept nominees recommended by a shareholder when presented in proper form. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. During the most recent fiscal year, the Nominating Committee met twice.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

  whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director;

  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director;

  the contribution which the person can make to the Board (or, if the person has previously served as a Director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

  the character and integrity of the person; and
  whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

The following table shows the amount of equity securities owned by the Directors in the fund and in other investment companies they oversee within the same family of investment companies as of December 31, 2005. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
	Dollar Range of Equity Securities in	Director in Family of Investment
Name of Director	the fund	Companies

Non-Interested Directors:
Andrew L. Breech	Over $100,000	Over $100,000
Carol L. Colman	Over $100,000	Over $100,000
William R. Dill	$10,001-$50,000	Over $100,000
William R. Hutchinson	Over $100,000	Over $100,000
Thomas F. Schafly	$10,001-$50,000	Over $100,000

Interested Directors:
R. Jay Gerken, CFA	$10,001-$50,000	Over $100,000

None of the Non-Interested Directors nor their family members had any interest in the manager, Legg Mason Investor Services, LLC (“LMIS”), Citigroup Global Markets Inc. (“CGMI”) or any person directly or indirectly controlling, controlled by, or under common control with the manager, CGMI or LMIS as of December 31, 2005.

Information regarding compensation paid to the Directors of the fund for the fiscal year ended December 31, 2005 is set forth below. The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Non-Interested Directors receive an annual retainer fee of $5,000, a quarterly retainer fee of $1,250, an in-person meeting fee of $750 per meeting and a telephonic meeting fee of $500 per meeting.

Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending Board meetings.

Directors Compensation Table

	Aggregate Compensation	Aggregate Compensation
	from the fund	from the Complex	Number of funds in
	Fiscal Year Ending	Calendar Year Ending	Fund Complex Served
Director	December 31, 2005	December 31, 2005 (1)	by Director

Independent Directors:
Andrew L. Breech	$11,000	$ 29,250	3
Carol L. Colman	$12,250	$233,250	37
William R. Dill	$11,500	$ 29,750	3
William R. Hutchinson	$12,000	$274,350	44
Thomas F. Schafly	$12,000	$ 31,250	3
Interested Director:
R. Jay Gerken	$ 0	$ 0	169

(1) In addition to the amounts set forth above, Messrs. Breech, Dill, Hutchinson and Schlafly and Ms. Colman received $13,500, $15,250, $163,450, $17,250 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the fund. Those amounts were borne by the manager or its affiliates and not the fund.

The fund does not provide any pension or retirement benefits to Directors or officers.

Upon attaining the age of 70, Directors may elect emeritus status. Upon attaining the age of 75, Directors are required to change to emeritus status. Director Emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Director, after which time, a Director will be considered to have retired from the Board of Directors. Directors Emeritus are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the last fiscal year, total compensation paid by the fund to Directors Emeritus totaled $6,250.

As of September 28, 2006, the Directors and officers of the fund, as a group, owned directly and beneficially, less than 1% of the fund’s outstanding shares.

As of September 28, 2006, to the best knowledge of the fund, the following shareholders of record owned 5% or more of the outstanding shares of the fund:

Class	Percentage	Name	Address

O	7.3082%	Charles Schwab & Co., Inc.	101 Montgomery Street, San Francisco, California 94104-4122
O	6.9300%	MLPFS, For the Sole Benefit of Its Customers	Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246
O	6.4686%	Smith Barney Inc.	333 West 34th Street, New York, New York 10003
O	5.93%(1)	Elliot Associates, L.P.	712 Fifth Avenue, 36th Floor, New York, New York 10019

(1) According to a Schedule 13G filed on December 15, 2005, Elliot Associates, L.P., Elliot International, L.P. and Elliot International Capital Advisors Inc. together beneficially own 5.93% of all the outstanding shares of common stock of the fund.

In addition, Cede and Co., a nominee for participants in the Depository Trust Company, held of record 83.4831% of the outstanding shares of the fund as of May 30, 2006.

Investment Manager

LMPFA, a Delaware limited liability company, serves as investment manager to the fund pursuant to an investment management agreement (the “Management

Agreement”) with the fund that was approved by the Board of Directors, including a majority of the Independent Directors on August 8, 2005. The Management Agreement became effective in December 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason, Inc. (“Legg Mason”). The manager is a wholly-owned subsidiary of Legg Mason.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers, and that the manager may render services to others.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board of Directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager performs administrative and management services necessary for the operation of the fund, such as: (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Unless otherwise terminated the Management Agreement will continue in effect for an initial two year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund’s Board or by a majority of the outstanding voting securities of the fund and, in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of the fund’s Directors, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. For purposes of this provision a majority of the outstanding voting securities of the fund means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, the manager is entitled to receive fees which are computed daily and paid quarterly, at the following annual rates of the fund’s average daily net assets on an annualized basis for the fund’s then-current fiscal year: 0.650% up to $350 million; 0.550% on the next $150 million; 0.525% on the next $250 million; 0.500% on the next $250 million; and 0.450% on over $1.0 billion. This management fee may be increased or decreased based on the performance of the fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the management fee will be adjusted upward or downward by the product of (i) ¼ of 0.01% multiplied by (ii) the average daily net assets of the fund for the one-year period preceding the end of the calendar quarter. Under the current breakpoint fee structure for the base fee, if the assets of the fund decrease, the base fee increases and the starting point for the performance adjustment increases. If the amount by which the fund outperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is ¼ of 0.10%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

For purposes of determining the performance adjustment, the investment performance of the fund for any one year period shall mean the sum of: (i) the change in the fund’s net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

For the fiscal years ended December 31, 2003, 2004 and 2005 the fund incurred management fees of $6,754,963, $7,537,325 and $7,572,585.

In order to assist it in carrying out its investment management responsibilities, the manager has retained ClearBridge to render advisory services to the fund and manage the fund’s portfolio. The manager pays the fees of the subadviser. ClearBridge has served as the fund's subadviser since August 1, 2006. Prior to October 1, 2006, ClearBridge was known as CAM North America, LLC.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, the manager and the fund’s distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the fund’s Code of Ethics.

Copies of the Codes of Ethics of the fund, its manager, CGMI and LMIS are on file with the Securities and Exchange Commission (“SEC”).

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Information on how the fund (as a closed-end fund) voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio securities is available without charge (1) upon request, by calling 800-451-2010, (2) on the Legg Mason Partners’ website at http://www.leggmason.com/investorservices and (3) on the SEC’s website at http://www.sec.gov.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

The Prospectus discusses the fund’s investment objectives and the policies employed to achieve such objectives. This section contains a discussion of the fund’s investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of the fund’s investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategy for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. The fund may engage in these and any other practices not prohibited by its investment restrictions. For further information regarding the risks associated with these practices, see below.

General

The fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective. The fund may not change its investment objectives without shareholder approval. The fund invests primarily in common stock or securities convertible into common stock of companies in industries the manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth potential.

The fund retains flexibility in the management of its portfolio, however, without restrictions as to the proportion of assets which may be invested in any classes of securities. The fund anticipates, however, that its portfolio will consist primarily of equity securities.

Since there may be periods, including those of unusual market conditions, during which the fund’s management may deem it advisable to invest varying portions of the fund’s assets in fixed income securities or to hold substantial amounts of cash or its equivalent, the fund retains the flexibility to do so. See “Non-Principal Investment Strategies—Other Specific Debt Instruments — Short-Term Investments” below.

The fund purchases and sells securities as considered advisable by management. The fund usually holds securities for the long term, but may sell portfolio securities whenever the fund’s management deems such sales to be advisable, regardless of how long the fund has owned such securities.

The fund may invest in readily marketable securities, securities with limited marketability or non-marketable securities. Although the fund’s portfolio usually will consist of equity securities listed on the New York and other stock exchanges, issues traded in the over-the-counter market may also be purchased and held to the extent deemed advisable by the fund’s management.

Generally, the fund invests in securities of U.S. issuers, but the fund may invest up to 25% of its assets in foreign securities. These securities may be denominated and traded in foreign currencies, and may be traded in the U.S. or on international stock exchanges.

Principal Investment Strategies

The below provides additional information on the fund’s principal investment strategies.

Equity Securities

Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Funds may be quite volatile.

Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stock. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” in this section.

Convertible Securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The fund may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Smaller Market Capitalization Companies. Investments in companies with smaller market capitalizations, including companies generally considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Foreign Securities and Foreign Issuers. Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the fund and may have an adverse impact on the investment performance of the fund.

Depository Receipts. Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt. See also Foreign Securities and Foreign Issuers in this section.

Fixed Income Securities

Investments in fixed income securities may subject the fund to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Income Risk. When interest rates decline, the fund’s income may decline.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

Debt Obligations or Securities. The fund may invest up to 25% in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect the fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities as determined by the manager tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield, Lower Quality Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

High Yield, Lower Quality Securities. The fund may invest up to 25% of its net assets in debt securities rated below investment grade by a recognized rating agency or comparable unrated securities as determined by the manager. Such securities are generally referred to as “high-yield” or “junk” bonds, and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions, and thus will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the fund’s ability to dispose of such securities.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although LMPFA uses these ratings as a criterion for the selection of securities for the fund, LMPFA also relies on its independent analysis to evaluate potential investments for the fund.

Non-Principal Investment Strategies

Other Specific Debt Instruments

Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities. The U.S. Government securities in which the fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments. In certain circumstances the fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the fund is investing in short-term investments as a temporary defensive posture, the fund’s investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The fund therefore may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Commercial Bank Obligations. The fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Adjustable Rate Mortgage Securities. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in the fund would likely decrease. Also, the fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. See also Mortgage-Backed Securities in this section.

Mortgage-Backed Securities. The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that the fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

     Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

     Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie

Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

Derivatives

In order to enhance returns, reduce risks, and manage taxes and cash flows, the fund may invest in derivatives. The fund also uses several derivative strategies (e.g., options or index options) to hedge market risks (e.g., broad or specific market increments, interest rates and currency exchange rates) and cash flows and to seek to increase the fund’s income or gain, including the purchase of calls, puts and collars. The fund may own “in the money” calls on the S&P 500 Index, funded by a combination of cash, high yield bonds and convertible bonds (“in the money” means the value of the underlying instrument or stock index exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option). This strategy may keep the fund fully invested, while giving it the flexibility to easily manage the volatile cash flows that occur when the fund pays any capital gains distributions. “In the money” call options on the S&P 500 Index fall less than the market does when the value of the S&P 500 Index nears or falls below the strike price of the option. Therefore this strategy should make the fund less volatile than the S&P 500 Index in the event of a severe market decline. The fund may also own puts on the S&P 500 Index. This strategy may protect against a decline in the fund’s return in the event of a market decline. The fund may also write covered calls in order to increase its returns. The fund may purchase collars in order to protect against near term risk in its equity positions. These strategies should make the fund less volatile than the S&P 500 in the event of a market decline.

The fund may purchase put and call options and write “covered” put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write “covered” put and call options on stocks, stock indices and currencies. The fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

     Interest Rate and Equity Swaps and Related Transactions. The fund may purchase or sell interest rate and equity caps, floors and collars. The fund may enter into these transactions in order to hedge against either a decline in value of the securities included in the fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board of Directors. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin with its futures commission merchant or custodian in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that a fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

Other Practices

Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in real estate or real estate loans or interests. The fund’s investments in REITs is subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

Repurchase Agreements. The fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. When the fund enters into a repurchase agreement, it is in effect lending money. The fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of LMPFA based on guidelines established by the fund’s Board of Directors, are deemed creditworthy. LMPFA will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

Loan of Portfolio Securities. The procedure for the lending of portfolio securities by the fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the fund in an amount equal to a minimum of 100% of the market value of the securities equivalent. The fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If the fund receives securities as collateral, the fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund or the borrower at any time. The fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to the fund, the fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.

Exchange-Traded Funds. The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). The fund invests in both creation units and retail classes of ETF shares. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF. Like mutual funds, ETFs have expenses, including advisory fees paid by ETF holders, and, as a result, an investor is subject to a duplicative level of fees if the fund invests in ETFs.

Illiquid and Restricted Securities. The fund may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. The fund may invest up to 15% of the value of its assets in illiquid or restricted securities, excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Investment Companies. The fund may from time to time invest in securities of other investment companies. The fund will limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the fund.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

Defensive Investing

During adverse market, economic, political or other conditions, the fund’s management may deem it advisable to invest varying portions of the fund’s assets in fixed income securities or to hold substantial amounts of cash or its equivalent, the fund retains the flexibility to do so. These investments may be inconsistent with the fund’s investment objectives and principal investment strategies. To the extent that the fund invests defensively, it is unlikely the fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this SAI means the vote of the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

(1)	The fund may not issue bonds, debentures or senior securities.

(2)	The fund may not borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 25% of its total assets taken at the time the borrowing is made, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices(1), the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.

(3)	The fund may participate in underwritings to the extent permitted by Section 12(c) of the Investment Company Act of 1940, if and when, in the opinion of its Board of Directors, such underwritings are advantageous to the fund(2). In certain instances when the fund may acquire securities under circumstances where it would be necessary to register such securities under the Securities Act of 1933 before they could be reoffered or sold to the public (“restricted securities”) the fund may be deemed a statutory underwriter for purposes of that Act. No more than 15% of the value of the total assets of the fund will be invested in illiquid assets.

(1)	For the avoidance of doubt, collateral arrangements with respect to writing of options on stocks and stock indices are not considered senior securities because the fund establishes a segregated account as more fully described in “Investment Objectives, Management Policies and Associated Risks—Non-Principal Investment Strategies—Derivatives” above and are not prohibited by restriction (1) above. Under the borrowing policy, the fund does not invest in reverse repurchase agreements.

(2)	Under section 12(c) of the 1940 Act, the fund may not make a commitment as an underwriter if immediately after making the commitment, the amount of the fund’s outstanding underwriting commitments, plus the value of the fund’s investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% the value of the fund’s total assets. The fund has no current intention of participating in an underwriting.

(4)	The fund’s policy is not to concentrate investments in any one industry. The fund may not make an additional investment in any industry if such investment would result in its having more than 25% of the value of its total assets at such time in investments in such industry(3).

(5)	The fund may not purchase or sell real estate, although the fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.

(6)	The fund may purchase and sell commodities and commodity contracts (which include, for purposes of this paragraph, futures contracts, including futures contracts on interest rates, stock indices and currencies, options on futures contracts, forward currency contracts and options on currencies) whenever it is deemed advisable by its Board of Directors; provided, however, that it may not purchase any commodities or enter into any commodity contracts if the cost of such commodities or commodity contracts plus the value of all other commodities or commodity contracts and borrowings exceeds 25% of the value of the total assets of the fund.

(7)	The fund may not make loans, except that (a) the fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.

(8)	It is not the policy of the fund to invest its assets for the purpose of purchasing control of companies except when and if in the judgment of its Board of Directors such investment is deemed advisable in order to protect the value of the investment, subject to the limitations set forth above.

(9)	The fund may not purchase the securities of another investment company or investment trust except as permitted by the 1940 Act and any rules thereunder and exemptions therefrom, or except when such purchase is part of a plan of merger or consolidation(4).

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation. The fund, however, will comply with any percentage limitations imposed on the fund by the 1940 Act (e.g., borrowing restrictions). If the fund exceeds the 15% threshold for investments in illiquid securities, the fund will promptly take all appropriate measures to reduce its holdings in illiquid securities to the 15% threshold. In addition, the fund will not purchase additional securities while its aggregate borrowings (including borrowings from banks as well as investments in derivatives that may be classified as being equivalent to borrowing) are in excess of 5% of its total assets. The fund is a diversified investment company. As a diversified investment company, at least 75% of the value of the fund’s total assets must, at the time of investment, consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund’s total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the fund's assets, which may be invested in a single issuer.

(3)	The fund notes that it is the position of the SEC that a fund may also not concentrate in any group of industries and that the fund may not have 25% or more of the value of its total assets at such time of investment in such industry. The fund has complied and will continue to comply with these requirements.

(4)	Under section 12(d)(1) of the 1940 Act, the fund may not purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the fund’s net assets in the case of any one other investment company or 10% of the fund’s net assets in the case of all other investment companies in the aggregate. These limits do not apply to investment company securities received or acquired by the fund pursuant to a merger or plan of reorganization.

BROKERAGE

Subject to policies as may be established by the fund’s Board from time to time, the manager is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on the stock exchange involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commission paid by the fund for its three most recent fiscal years is set forth below.

Pursuant to its Management Agreement, the manager is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s monitoring of its portfolio transactions for compliance with its policies, the manager utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The manager may also have arrangements with brokers pursuant to which such brokers provide research services to the manager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the manager. Arrangements for the receipt of research services from brokers may create conflicts of interest. Research services furnished to the manager by brokers who effect securities transactions for the fund may be used by the manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager by brokers who effect securities transactions for other investment companies and accounts which the manager manages may be used by the manager in servicing the fund. Not all of these research services are used by the manager in managing any particular account, including the fund. For the fiscal year ended December 31, 2005, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions	Total Dollar Amount of Brokerage Commissions Paid on
Related to Research Services	Transactions Related to Research Services

$95,470,526	$186,286

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. CGMI is not an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2003, 2004 and 2005, the fund paid aggregate brokerage commissions and brokerage commissions to CGMI as set out below:

				Percentage of the
				Fund’s Aggregate
				Dollar Amount of
			Percentage of the	Transactions
			Fund’s Aggregate	Involving the
		Amount of Brokerage	Brokerage	Payment of
Fiscal Year	Aggregate Broker	Commission Paid by	Commissions Paid to	Commission Effected
Ended December 31,	Commissions Paid	the Fund to CGMI	CGMI	through CGMI

2003	$2,843,310	$0	0%	0%
2004	$2,257,778	$2,140	0.09%	0.12%
2005	$2,348,320	$6,370	0.27%	0.20%

LMIS has become an affiliated person of the fund. The fund did not pay commissions to LMIS during the fiscal years ended December 31, 2003, 2004 or 2005.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s other clients. Investment decisions for the fund and for the manager’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

During the fiscal year ended December 31, 2005, the fund purchased securities brokered by the following regular brokers of the fund, which had the following values as of December 31, 2005:

Name of Regular Broker	Value of Securities
Goldman Sachs Group Inc.	$25,243,159
Merrill Lynch & Co. Inc.	$27,052,716
Bank of America Corp.	$30,582,405
JPMorgan Chase & Co.	$33,886,925

PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2005 and 2004 the portfolio turnover rates were 53% and 44%, respectively.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund has adopted policies and procedures developed by CAM(1) with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of its shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the fund’s manager, the fund’s subadviser, the fund’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

(1)	CAM comprises ClearBridge, Salomon Brothers Asset Management Inc., Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager Western Asset and Western Asset Limited. On December 1, 2005, Citigroup sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason. As part of this transaction, ClearBridge, Salomon Brothers Asset Management Inc. and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge, Salomon Brothers Asset Management Inc., Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management”, “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge, Salomon Brothers Asset Management Inc., and Smith Barney Fund Management LLC are not affiliated with Citigroup.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

     1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

     2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

     3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

     4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

     5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

     6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to the Independent Directors and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a written duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Board and more frequently, as necessary.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any party receiving information under an exception to the policy will be under a duty of confidentiality and prohibited from trading upon the non-public information. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

Currently, the fund, discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of April 26, 2006, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts. In addition, the fund’s custodian and administrator have daily access to the fund’s non-public portfolio holding information.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co.
(Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services
(Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End*
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination

Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end
of a Quarter
Elkins/McSherry	Quarterly	Sent the first business day following the end
	(Calendar)	of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month	None
End
Sun Trust	Weekly and Month	None
End
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s	Weekly Tuesday	1 business day
Night
S&P	Weekly Tuesday	1 business day
Night
Bank of New York	Daily	None

PORTFOLIO MANAGERS

     The following table sets forth certain additional information with respect to the fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by the Portfolio Manager

     The table below identifies, for the portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

	Registered Investment	Other Pooled
Portfolio Manager	Companies	Investment Vehicles	Other Accounts

Michael Kagan	4 registered investment	2 other pooled	1 other accounts
	companies with $2.0	investment vehicles	with $2.2 billion in
	billion in total assets	with $0.5 billion in	total assets under
	under management	assets under	management
management

Portfolio Manager Compensation

     The manager follows the ClearBridge portfolio manager compensation policies described below.

     ClearBridge investment professionals receive base cash salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool,” largely comprising management and related fees generated by both registered funds and other accounts managed by the team, is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team. A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products—including both registered funds and other accounts—managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when the fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

     The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. Generally, the allocation procedures require investments to be allocated pro rata to ensure fair allocations. Subject to account restrictions, if a pro rata allocation will not provide a fair allocation, the procedures also allow for using a rotation system (i.e., accounts are placed on a list and orders are allocated starting from the top of the list), a percentage position (i.e., each client is allocated a security to achieve a specific percentage in a specific security) or a cash evaluation (i.e., securities are sold from those accounts which the portfolio manager has decided to raise cash in). There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The Manager or its affiliates may provide more services, like distribution or recordkeeping, for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the Manager and its affiliates.

Portfolio Manager Securities Ownership

     The table below identifies ownership of fund securities by the fund’s portfolio manager.

Dollar Range of
Portfolio Manager	Ownership of Securities

Michael Kagan	$10,001-$50,000

DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the fund’s distributors pursuant to separate written agreements, in each case dated June 30, 2006 (the “Distribution Agreements”), which were approved by the fund’s Board of Directors and by a majority of Independent Directors, casting votes in person at a meeting called for such purpose, on April 24, 2006.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

For the fiscal years ended December 31, 2005, 2004 and 2003, no underwriting commissions/sales charges or other compensation was paid to CGMI or LMIS or retained by CGMI or LMIS for their services as distributor. The fund operated as a closed-end fund prior to June 30, 2006.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund is determined on each day during which the New York Stock Exchange (“NYSE”) is open for trading (a “business day”). As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The fund’s Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the fund’s securities.

ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
AND SHAREHOLDER PROGRAMS

Purchase of Shares

Additional Class O shares are only offered to holders of common stock of the fund on the conversion of the fund from a closed-end fund to an open-end fund.

General. Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Shares purchased will be held in the shareholder’s account by the service agent.

Purchase orders received by the fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”) if orders are received after the close of trading on the NYSE shares are priced according to the next net asset value determined by the Fund. For shares purchased through a service agent, payment for shares of a Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

From time to time, the fund’s distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund’s distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding a fund, and/or other dealer-sponsored events. From time to time, a fund’s distributors or the manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the “NASD”).

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder’s account opened with the service agent or redeem the shareholder’s shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

Share certificates for the fund will no longer be issued. Shareholders who retain share certificates will be required to surrender their share certificates to the fund’s transfer agent before they can redeem shares represented by those certificates. All shareholders are encouraged to surrender their certificates regardless of whether they intend to redeem their shares.

Redemption of Shares

General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than the temporary redemption fee equal to 0.75% of the Class O shares held on June 30, 2006, the date of the fund’s conversion to an open-end fund, that are redeemed during the first 12 months following that date. The redemption fee does not apply to shares purchased or acquired through the reinvestment of dividends after June 30, 2006. Redemption requests received by the fund, a service agent or the transfer agent after the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) are priced at the net asset value next determined.

A service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances.

Shares may be redeemed through an investor’s service agent, or by submitting a written request for redemption to:

The Salomon Brothers Fund Inc
(Specify class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699.

A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact Legg Mason Partners Shareholder Services at 800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request.

Additional Information Regarding Telephone Redemption Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the funds normally utilize is restricted, or an emergency as determined by the SEC exists, so that disposal of the funds’ investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the funds’ shareholders.

Distributions in Kind. If the Board of the fund determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. Although any in-kind distribution would consist primarily of liquid securities, it may also include illiquid securities to the extent the fund’s portfolio contains them. Shareholders may not be able to sell illiquid securities that they receive as part of an in kind distribution. The Board would generally expect to redeem in-kind any redemption request of $5,000,000 or more. The redeeming shareholder must pay transaction costs to sell these securities and will bear the market risk associated with the securities until they are converted into cash.

DISTRIBUTIONS AND FEDERAL TAXES

The following discussion is a brief summary of certain additional tax considerations affecting the fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of the Fund

The fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that the fund:

(i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

     (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, the fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the fund) on alternative minimum taxable income. The fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder’s income over the income tax credit.

If in any year the fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits

The fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end.

The fund’s investment in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of the fund’s investment in foreign securities or currencies will be reduced by these foreign taxes. Shareholders generally will not be able to claim a foreign tax credit or deduction for these foreign taxes.

The fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies). See “Investment Objectives, Management Policies and Associated Risks—Non-Principal Investment Strategies—Derivatives.” Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of the fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. The same may be true of investments in passive foreign investment companies (each a “PFIC”) to the extent the fund elects to mark such investments to market as described below. Furthermore, certain fund investments may produce income that will not qualify as good income for the 90% gross income test described above. The fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If the fund purchases shares in a PFIC, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The fund intends to limit its investments in PFICs as necessary to avoid such a tax. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

With respect to investments in REITs, the fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

     Tax Treatment of Distributions. All dividends and distributions to shareholders of the fund of investment company taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and the fund may qualify to pay exempt interest dividends as explained below. To the extent that ordinary dividends are derived from qualified dividend income of the fund, such dividends will be treated as qualified dividend income, provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations (other than REITs) or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” will not be treated as “qualified foreign corporations” for these purposes.

     Distributions of net capital gain designated by the fund as “capital gain dividends” will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction.

     Distributions, if any, in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, in the manner discussed below under the heading “Redemption or Sale of Fund Shares.”

     Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, the fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the fund.

     Dividends Received Deduction. It is expected that a portion of the dividends of investment company taxable income received by corporate shareholders from the fund will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the fund from domestic corporations.

     Redemption or Sale of Fund Shares. The redemption or sale of fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Taxation of Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

     If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income (including any portion thereof treated as qualified dividend income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exception, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, exempt-interest dividends, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

     If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign taxes.

     Reporting Requirements. Treasury regulations provide that, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in may cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Backup Withholding. The fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s federal income tax liability, provided that the required information is timely furnished to the IRS. Backup withholding will not be applied to payments that already have been subjected to the 30% withholding tax described above under the heading “Taxation of Foreign Shareholders.”

State and Local Tax Matters

     Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders’ dividends attributable to the fund’s income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the fund will be notified as to the extent to which distributions from the fund are attributable to interest on such securities.

Capital Loss Carryforwards

On December 31, 2005, the unused capital loss carryforward for the fund was approximately $4,009,388. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryforwards. All of the loss carryforward expires on December 31, 2011.

OTHER INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and SBAM, the fund’s manager prior to August 1, 2006, (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the fund (the “funds”), and directors or trustees of the funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the fund failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the funds, SBAM believes the funds have significant defenses to such allegations, which the funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this SAI, SBAM and the funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the Advisers and their affiliates to continue to render services to the funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Recent Developments

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds (the “funds”), rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, SBFM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the funds or the ability of SBFM and its affiliates to continue to render services to the funds under their respective contracts.

Additional Developments

The fund has received information concerning SBFM and SBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBAM believes that these matters are not likely to have a material adverse effect on the fund or its ability to perform investment management services relating to the fund.

Transfer Agent

PFPC Inc. (“PFPC”), P.O. Box 9699, Providence, RI 02940-9699, serves as the transfer agent for the fund, and registers and processes transfers of the fund’s stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts. For these services, PFPC receives a monthly fee computed for the fund’s shares and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the fund’s independent registered public accounting firm to audit the fund’s financial statements and highlights for the fiscal year ending December 31, 2006.

Legal Counsel

Simpson Thacher & Bartlett LLP serves as counsel to the fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

DLA Piper US LLP has issued an opinion regarding the valid issuance of shares of the fund being offered for sale pursuant to the fund’s Prospectus.

About the Fund

The fund is an open-end, diversified management investment company registered under the 1940 Act and is a Maryland corporation, organized on January 18, 1977 as a wholly-owned subsidiary of The Lehman Corporation, a Delaware corporation, which commenced business operations on September 24, 1929. On April 30, 1977, a merger of the two corporations was consummated and the Maryland corporation succeeded to the business and affairs of the Delaware corporation. On June 30, 2006, the fund converted from a closed-end investment company to an open-end investment company with the same investment objective and substantially similar investment strategies. Shares of the closed-end fund outstanding at the time of the conversion were designated Class O shares.

Shares of each class of the fund represent interests in the fund in proportion to each share’s net asset value. The per share net asset value of each class of shares in the fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

The authorized capital stock of the fund is 125,000,000 shares of capital stock, $0.001 par value.

Under the corporate law of Maryland and the By-Laws of the fund, the fund is not required to, and does not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

Each shareholder is entitled to cast, at any meeting of shareholders at which such shares are entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of the fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Board. In determining the net asset value of a class of the fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the fund at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of the fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of the fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to the fund or a particular class, are conclusive.

As used in this SAI and the Prospectus, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with matters affecting the fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

The shares of the fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights and the report of KPMG LLP included in the annual report of the fund (as a closed-end fund) for the fiscal year ended December 31, 2005 (filed on March 1, 2006; Accession Number 0000930413-06-002015), as well as the unaudited financial statements and financial highlights included in the semi-annual report of the fund (as a closed-end fund) for the six months ended June 30, 2006 (filed on September 8, 2006; Accession Number 0001104659-06-060050), are incorporated by reference into this SAI.

APPENDIX A

Concerning ClearBridge Advisors1(Clearbridge)
Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management

1 ClearBridge Advisors comprises ClearBridge Advisors, LLC (formerly CAM North America, LLC), Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.